Income Per Share	6 Months Ended
Jun. 30, 2013
Income Per Share
4.	INCOME PER SHARE:

The weighted average number of common shares outstanding is calculated as follows (in thousands):

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2013	2012	2013	2012
Weighted average shares outstanding - basic	51,244	48,974	51,832	48,844
Effect of dilutive stock-based compensation	504	675	533	654
Effect of convertible notes	7,464	2,803	7,682	1,904
Effect of common stock warrants	5,678	722	5,940	—

Weighted average shares outstanding - diluted	64,890	53,174	65,987	51,402

The Company had stock-based compensation awards outstanding with respect to approximately 0.1 million and 0.8 million shares of common stock for the three months ended June 30, 2013 and 2012, respectively, and approximately 0.1 million and 0.9 million shares of common stock for the six months ended June 30, 2013 and 2012, respectively, that could potentially dilute earnings per share in the future but were excluded from the computation of diluted earnings per share for the respective periods as the effect of their inclusion would have been anti-dilutive.

As discussed more fully in the Company’s Annual Report on Form 10-K for the year ended December 31, 2012, in 2009 the Company issued 3.75% Convertible Senior Notes due 2014 (the “Convertible Notes”). The Company intends to settle the outstanding face value of the Convertible Notes in cash upon conversion/maturity. Any conversion spread associated with the conversion/maturity of the Convertible Notes may be settled in cash or shares of the Company’s common stock. The Convertible Notes are currently convertible through September 30, 2013; however, other than as described in Note 16, the Company has not settled the conversion of any of the Convertible Notes.

In connection with the issuance of the Convertible Notes, the Company sold common stock purchase warrants to counterparties affiliated with the initial purchasers of the Convertible Notes whereby the warrant holders may purchase shares of the Company’s stock. As of June 30, 2013, approximately 16.4 million shares of the Company’s common stock were issuable pursuant to the warrants, with an adjusted strike price of $26.35 per share, which includes the adjustments made in connection with the dividend paid by the Company on July 15, 2013. The number of shares underlying the warrants and the strike price thereof are subject to further anti-dilution adjustments, including for quarterly cash dividends paid by the Company. If the average closing price of the Company’s stock during a reporting period exceeds this strike price, these warrants will be dilutive. The warrants may only be settled at maturity in shares of the Company’s common stock, net of the strike price. See Note 16 for further disclosure.

In June 2013, the Company entered into agreements with the note-hedge counterparties to proportionately reduce the number of Purchased Options (as defined below) and the warrants discussed above. These agreements were considered modifications to the Purchased Options and the warrants, and based on the terms of the agreements, the Company recognized a charge of $4.9 million in the three months and six months ended June 30, 2013, which is recorded as an increase to accumulated deficit and additional paid-in-capital in the accompanying condensed consolidated balance sheets. This charge also represents a deduction from net income in calculating net income available to common shareholders and earnings per share available to common shareholders in the accompanying condensed consolidated statements of operations. As further described in Note 16, the related repurchase of a portion of the Company’s Convertible Notes settled in July 2013, and will be recorded in the third quarter of 2013.